Exhibit 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS

THIRD QUARTER 2012 RESULTS

SANTA MONICA, CALIFORNIA, November 1, 2012 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three- and nine-month periods ended September 30, 2012.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data). This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 7. Unaudited financial highlights are as follows:

	Three-Month Period Ended September 30,			Nine-Month Period Ended September 30,
	2012	2011	% Change	2012	2011	% Change
Net revenue	$58,486	$50,115	17%	$159,501	$144,424	10%
Operating expenses (1)	32,886	31,203	5%	96,403	93,040	4%
Corporate expenses (2)	4,465	3,885	15%	12,527	11,402	10%
Consolidated adjusted EBITDA (3)	21,640	15,125	43%	51,521	41,132	25%
Free cash flow (4)	$10,545	$4,272	147%	$19,209	$7,679	150%
Free cash flow per share, basic and diluted (4)	$0.12	$0.05	140%	$0.22	$0.09	144%
Net income (loss) applicable to common stockholders	$7,233	$(1,384)	NM	$5,904	$(6,168)	NM
Net income (loss) per share applicable to common stockholders, basic and diluted	$0.08	$(0.02)	NM	$0.07	$(0.07)	NM
Weighted average common shares outstanding, basic	85,940,225	85,055,659		85,861,671	85,049,518
Weighted average common shares outstanding, diluted	86,386,655	85,055,659		86,220,868	85,049,518

(1)	Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.3 million and $0.2 million of non-cash stock-based compensation for the three-month periods ended September 30, 2012 and 2011, respectively and $0.6 million of non-cash stock-based compensation for each of the nine-month periods ended September 30, 2012 and 2011. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets and gain (loss) on debt extinguishment.
(2)	Corporate expenses include $0.5 million and $0.3 million of non-cash stock-based compensation for the three-month periods ended September 30, 2012 and 2011, respectively and $1.1 million and $0.7 million of non-cash stock-based compensation for the nine-month periods ended September 30, 2012 and 2011, respectively.
(3)	Consolidated adjusted EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our revolving credit facility and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income. As consolidated adjusted EBITDA excludes non-cash gain (loss) on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business. Consolidated adjusted EBITDA is also used to make executive compensation decisions.
(4)	Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense, capital expenditures and dividend payments. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less non-cash interest expense relating to discount amortization on our $364 million aggregate principal amount of 8.750% senior secured first lien notes due 2017 (the “Notes”), and less interest income. Free cash flow per share is defined as free cash flow divided by the basic or diluted weighted average common shares outstanding.

Entravision Communications

Commenting on the Company’s earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “During the third quarter, we achieved revenue growth primarily driven by increases in political advertising, core advertising and retransmission consent revenue. The increase in our political advertising revenue reflects the importance of our media platforms in reaching Latino voters. In addition, our television segment benefited from revenue growth generated from a more diversified base of advertising categories. Our audience shares remain strong in the nation's most densely populated Hispanic markets, and we believe we are well positioned to benefit as the U.S. Hispanic market continues to expand and advertisers increasingly recognize the importance of reaching our target audience.”

Financial Results

Three-Month Period Ended September 30, 2012 Compared to Three-Month Period Ended

September 30, 2011

(Unaudited)

	Three-Month Period Ended September 30,
	2012	2011	% Change
Net revenue	$58,486	$50,115	17%
Operating expenses (1)	32,886	31,203	5%
Corporate expenses (1)	4,465	3,885	15%
Depreciation and amortization	4,013	5,015	(20)%

Operating income (loss)	17,122	10,012	71%
Interest expense, net	(8,661)	(9,444)	(8)%

Income (loss) before income taxes	8,461	568	NM
Income tax (expense) benefit	(1,228)	(1,952)	(37)%

Net income (loss)	$7,233	$(1,384)	NM

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue increased to $58.5 million for the three-month period ended September 30, 2012 from $50.1 million for the three-month period ended September 30, 2011, an increase of $8.4 million. Of the overall increase, $7.3 million came from our television segment and was primarily attributable to increases in political advertising revenue, which was not material in 2011, core advertising revenue and retransmission consent revenue. Additionally, $1.1 million of the overall increase came from our radio segment and was primarily attributable to increases in core advertising revenue and political advertising revenue, which was not material in 2011.

Operating expenses increased to $32.9 million for the three-month period ended September 30, 2012 from $31.2 million for the three-month period ended September 30, 2011, an increase of $1.7 million. The increase was primarily attributable to an increase in expenses associated with the increase in net revenue, an increase in bad debt expense and an increase in salary expense.

Corporate expenses increased to $4.5 million for the three-month period ended September 30, 2012 from $3.9 million for the three-month period ended September 30, 2011, an increase of $0.6 million. The increase was primarily attributable to the increase in bonuses, non-cash stock-based compensation, salary expense and interactive media-related expenses.

Entravision Communications

Nine-Month Period Ended September 30, 2012 Compared to Nine-Month Period Ended

September 30, 2011

(Unaudited)

	Nine-Month Period Ended September 30,
	2012	2011	% Change
Net revenue	$159,501	$144,424	10%
Operating expenses (1)	96,403	93,040	4%
Corporate expenses (1)	12,527	11,402	10%
Depreciation and amortization	12,436	14,172	(12)%

Operating income (loss)	38,135	25,810	48%
Interest expense, net	(26,707)	(28,344)	(6)%
Other income (loss)	—	687	NM
Loss on debt extinguishment	(1,230)	—	NM

Income (loss) before income taxes	10,198	(1,847)	NM
Income tax (expense) benefit	(4,294)	(4,321)	(1)%

Net income (loss)	$5,904	$(6,168)	NM

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue increased to $159.5 million for the nine-month period ended September 30, 2012 from $144.4 million for the nine-month period ended September 30, 2011, an increase of $15.1 million. Of the overall increase, $14.1 million came from our television segment and was primarily attributable to increases in core advertising revenue, political advertising revenue, which was not material in 2011, and retransmission consent revenue. Additionally, $1.0 million of the overall increase came from our radio segment and was primarily attributable to increases in political advertising revenue, which was not material in 2011.

Operating expenses increased to $96.4 million for the nine-month period ended September 30, 2012 from $93.0 million for the nine-month period ended September 30, 2011, an increase of $3.4 million. The increase was primarily attributable to an increase in expenses associated with the increase in net revenue and an increase in salary expense.

Corporate expenses increased to $12.5 million for the nine-month period ended September 30, 2012 from $11.4 million for the nine-month period ended September 30, 2011, an increase of $1.1 million. The increase was primarily attributable to the increase in bonuses, non-cash stock-based compensation, salary expense and interactive media-related expenses.

Segment Results

The following represents selected unaudited segment information:

Entravision Communications

	Three-Month Period Ended September 30,
	2012	2011	% Change
Net Revenue
Television	$40,903	$33,564	22%
Radio	17,583	16,551	6%

Total	$58,486	$50,115	17%
Operating Expenses (1)
Television	$19,573	$18,203	8%
Radio	13,313	13,000	2%

Total	$32,886	$31,203	5%
Corporate Expenses (1)	$4,465	$3,885	15%
Consolidated adjusted EBITDA (1)	$21,640	$15,125	43%

(1)	Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1.

Entravision Communications Corporation will hold a conference call to discuss its 2012 third quarter results on November 1, 2012 at 5 p.m. Eastern Time. To access the conference call, please dial 412-858-4600 ten minutes prior to the start time. The call will be webcast live and archived for replay on the investor relations portion of the Company’s Web site located at www.entravision.com.

Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television, radio and digital operations to reach Hispanic consumers across the United States, as well as the border markets of Mexico. Entravision is the largest affiliate group of both the top-ranked Univision television network and Univision’s TeleFutura network, with television stations in 19 of the nation’s top 50 Hispanic markets. The company also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 49 owned and operated radio stations. Additionally, Entravision has a variety of cross-platform digital content and sales offerings designed to capitalize on the company’s leadership position within the Hispanic broadcasting community. Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #

(Financial Table Follows)

For more information, please contact:

Christopher T. Young	Mike Smargiassi/Brad Edwards
Chief Financial Officer	Brainerd Communicators, Inc.
Entravision Communications Corporation	212-986-6667
310-447-3870

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Operations

(In thousands, except share and per share data)

(Unaudited)

	Three-Month Period Ended September 30,		Nine-Month Period Ended September 30,
	2012	2011	2012	2011
Net revenue	$58,486	$50,115	$159,501	$144,424

Expenses:
Direct operating expenses (including related parties of $2,788, $2,366, $7,493, and $5,885) (including non-cash stock-based compensation of $45, $51, $101 and $155)	23,293	22,582	67,803	65,890
Selling, general and administrative expenses (including non-cash stock-based compensation of $222, $157, $546, and $472)	9,593	8,621	28,600	27,150
Corporate expenses (including non-cash stock-based compensation of $498, $287, $1,116, and $732)	4,465	3,885	12,527	11,402
Depreciation and amortization (includes direct operating of $3,061, $3,333, $9,278, and $10,011; selling, general and administrative of $718, $797, $2,155, and $2,416; and corporate of $234, $885, $1,003, and $1,745) (including related parties of $580, $1,205, $2,053, and $2,725)	4,013	5,015	12,436	14,172

	41,364	40,103	121,366	118,614

Operating income (loss)	17,122	10,012	38,135	25,810
Interest expense (including related parties of $0, $0, $0, and $30)	(8,671)	(9,444)	(26,730)	(28,346)
Interest income	10	—	23	2
Other income (loss)	—	—	—	687
Gain (loss) on debt extinguishment	—	—	(1,230)	—

Income (loss) before income taxes	8,461	568	10,198	(1,847)
Income tax (expense) benefit	(1,228)	(1,952)	(4,294)	(4,321)

Net income (loss) applicable to common stockholders	$7,233	$(1,384)	$5,904	$(6,168)

Basic and diluted earnings per share:
Net income (loss) per share applicable to common stockholders, basic and diluted	$0.08	$(0.02)	$0.07	$(0.07)

Weighted average common shares outstanding, basic	85,940,225	85,055,659	85,861,671	85,049,518

Weighted average common shares outstanding, diluted	86,386,655	85,055,659	86,220,868	85,049,518

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three-Month Period Ended September 30,		Nine-Month Period Ended September 30,
	2012	2011	2012	2011
Cash flows from operating activities:
Net income (loss)	$7,233	$(1,384)	$5,904	$(6,168)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	4,013	5,015	12,436	14,172
Deferred income taxes	1,080	1,827	3,485	3,444
Amortization of debt issue costs	569	556	1,706	1,642
Amortization of syndication contracts	175	154	556	1,297
Payments on syndication contracts	(435)	(551)	(1,369)	(1,506)
Non-cash stock-based compensation	765	495	1,763	1,359
Other (income) loss	—	—	—	(687)
Gain (loss) on debt extinguishment	—	—	1,230	—
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in restricted cash	—	—	—	809
(Increase) decrease in accounts receivable	260	50	(3,511)	1,655
(Increase) decrease in prepaid expenses and other assets	(879)	(308)	(1,056)	(261)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(5,468)	(10,267)	(7,466)	(11,050)

Net cash provided by (used in) operating activities	7,313	(4,413)	13,678	4,706

Cash flows from investing activities:
Purchases of property and equipment and intangibles	(2,855)	(1,840)	(6,502)	(6,542)
Purchase of a business	—	(37)	—	(588)

Net cash provided by (used in) investing activities	(2,855)	(1,877)	(6,502)	(7,130)

Cash flows from financing activities:
Proceeds from issuance of common stock	23	—	23	42
Payments on long-term debt	—	—	(20,600)	(1,000)
Payments of deferred debt and offering costs	—	—	(80)	(29)

Net cash provided by (used in) financing activities	23	—	(20,657)	(987)

Net increase (decrease) in cash and cash equivalents	4,481	(6,290)	(13,481)	(3,411)
Cash and cash equivalents:
Beginning	40,757	75,269	58,719	72,390

Ending	$45,238	$68,979	$45,238	$68,979

Entravision Communications

Entravision Communications Corporation

Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities

(In thousands; unaudited)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period Ended September 30,		Nine-Month Period Ended September 30,
	2012	2011	2012	2011
Consolidated adjusted EBITDA (1)	$21,640	$15,125	$51,521	$41,132
Interest expense	(8,671)	(9,444)	(26,730)	(28,346)
Interest income	10	—	23	2
Income tax (expense) benefit	(1,228)	(1,952)	(4,294)	(4,321)
Amortization of syndication contracts	(175)	(154)	(556)	(1,297)
Payments on syndication contracts	435	551	1,369	1,506
Non-cash stock-based compensation included in direct operating expenses	(45)	(51)	(101)	(155)
Non-cash stock-based compensation included in selling, general and administrative expenses	(222)	(157)	(546)	(472)
Non-cash stock-based compensation included in corporate expenses	(498)	(287)	(1,116)	(732)
Depreciation and amortization	(4,013)	(5,015)	(12,436)	(14,172)
Other income (loss)	—	—	—	687
Gain (loss) on debt extinguishment	—	—	(1,230)	—

Net income (loss)	7,233	(1,384)	5,904	(6,168)
Depreciation and amortization	4,013	5,015	12,436	14,172
Deferred income taxes	1,080	1,827	3,485	3,444
Amortization of debt issue costs	569	556	1,706	1,642
Amortization of syndication contracts	175	154	556	1,297
Payments on syndication contracts	(435)	(551)	(1,369)	(1,506)
Non-cash stock-based compensation	765	495	1,763	1,359
Other (income) loss	—	—	—	(687)
Gain (loss) on debt extinguishment	—	—	1,230	—
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in restricted cash	—	—	—	809
(Increase) decrease in accounts receivable	260	50	(3,511)	1,655
(Increase) decrease in prepaid expenses and other assets	(879)	(308)	(1,056)	(261)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(5,468)	(10,267)	(7,466)	(11,050)

Cash flows from operating activities	$7,313	$(4,413)	$13,678	$4,706

(1)	Consolidated adjusted EBITDA is defined on page 1.

Entravision Communications

Entravision Communications Corporation

Reconciliation of Free Cash Flow to Net Income (Loss)

(In thousands; unaudited)

The most directly comparable GAAP financial measure is net income (loss). A reconciliation of this non-GAAP measure to net income (loss) for each of the periods presented is as follows:

	Three-Month Period Ended September 30,		Nine-Month Period Ended September 30,
	2012	2011	2012	2011
Consolidated adjusted EBITDA (1)	$21,640	$15,125	$51,521	$41,132
Net interest expense (1)	8,092	8,888	25,001	26,702
Cash paid for income taxes	148	125	809	877
Capital expenditures (2)	2,855	1,840	6,502	5,874

Free cash flow (1)	10,545	4,272	19,209	7,679
Capital expenditures (2)	2,855	1,840	6,502	5,874
Amortization of debt issue costs	(569)	(556)	(1,706)	(1,642)
Non-cash income tax expense	(1,080)	(1,827)	(3,485)	(3,444)
Amortization of syndication contracts	(175)	(154)	(556)	(1,297)
Payments on syndication contracts	435	551	1,369	1,506
Non-cash stock-based compensation included in direct operating expenses	(45)	(51)	(101)	(155)
Non-cash stock-based compensation included in selling, general and administrative expenses	(222)	(157)	(546)	(472)
Non-cash stock-based compensation included in corporate expenses	(498)	(287)	(1,116)	(732)
Depreciation and amortization	(4,013)	(5,015)	(12,436)	(14,172)
Other income (loss)	—	—	—	687
Gain (loss) on debt extinguishment	—	—	(1,230)	—

Net income (loss)	$7,233	$(1,384)	$5,904	$(6,168)

(1)	Consolidated adjusted EBITDA, net interest expense, and free cash flow are defined on page 1.
(2)	Capital expenditures is not part of the consolidated statement of operations.